                                                                    EXHIBIT 4.01


Common Stock                                                        Common Stock


Number                                                                    Shares

                              MarketWatch.com, Inc.


THIS CERTIFICATE IS TRANSFERABLE     INCORPORATED UNDER THE LAWS OF     SEE REVERSE FOR CERTAIN
IN NEW YORK, NY AND                  THE STATE OF DELAWARE              DEFINITIONS AND A STATEMENT
RIDGEFIELD, NJ                                                          RELATING TO RIGHTS,
                                                                        PREFERENCES, PRIVILEGES AND
                                                                        RESTRICTIONS ON SHARES


     This Certifies that                                   CUSIP
                                                                ----------------

     is the record owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

                              MarketWatch.com, Inc.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [corporate seal]



    /s/ J. Peter Bardwick                                 /s/ Larry S. Kramer
    SECRETARY                                             PRESIDENT




COUNTERSIGNED AND REGISTERED:
          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    TRANSFER AGENT AND REGISTRAR

BY


                         AUTHORIZED SIGNATURE

                             MarketWatch.com, Inc..

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN     -- as tenants in common        UNIF GIFT MIN ACT --             Custodian
COM     -- as tenants by the                                 -----------         ---------
TEN     -- entireties                                          (Cust)             (Minor)
ENT     -- as joint tenants with                             under Uniform Gifts to Minors
JT TEN  -- right of survivorship and                         Act
           not as tenants in common                             --------------------------
                                                                         (State)

                                       UNIF TRF MIN ACT  --        Custodian (until age   )
                                                             ------                     --
                                                             (Cust)
                                                                    under Uniform Transfers
                                                             -------
                                                             (Minor)
                                                             to Minors and
                                                                          -----------------
                                                                               (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------

                            X

                            X
                             ---------------------------------------------------
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------------------
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.